Exhibit 99.1

OpenText Reports First Quarter Fiscal Year 2015 Financial Results
Waterloo, ON, October 22, 2014 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the first quarter ended September 30, 2014.
Financial Highlights for Q1 FY15 (1)

•	Total revenue was $453.8 million, up 40% Y/Y

•	License revenue was $58.6 million, up 6% Y/Y

•	Cloud services revenue was $150.0 million, up 260% Y/Y

•	Customer support revenue was $183.9 million, up 9% Y/Y

•	Non-GAAP-based EPS, diluted was $0.97 compared to $0.69 Y/Y, up 41%; GAAP-based EPS, diluted was $0.53 compared to $0.26 Y/Y up 104%, on a post stock-split basis.(2)

•	Non-GAAP-based income from operations was $155.7 million and 34% of revenues, up 57% Y/Y; GAAP-based income from operations was $103.0 million and 23% of revenues, up 98% Y/Y.(2)

•	Operating cash flow was $138.5 million, up 73% Y/Y, with an ending cash balance of $492.5 million.

“We delivered the strongest first quarter results in the history of OpenText, with total revenues of $453.8 million, up 40% year-over-year and non-GAAP-based operating income of $155.7 million, up 57% year-over-year, despite a toughening economy” said Mark J. Barrenechea OpenText CEO. “Our focus on enabling a digital-first world is resonating with customers as they deploy projects to reduce costs, grow revenues or scale with greater efficiency.”

“In November we will be hosting our annual Enterprise World user conference where we will unveil important new innovations such as: Service Pack 1 (SP1) for our EIM suites, our next-generation cloud offerings and our future plans for project Blue Carbon.”

Business Highlights

•	Services, technology and public sector industries saw the most demand

•	3 license transactions over $1 million and 9 license transactions between $500K and $1 million

•
On-premise customer successes in the quarter include Voith Turbo, Government of Alberta (Canada) - Ministry of Justice, Salt River, Goodman, Talisman Energy, Forest City Enterprises, Inc., Canadian Mortgage and Housing Corporation and LUKOIL Overseas Holding

•	Cloud customer successes in the quarter include Toyota Digital, Michelin, PNC Bank and Agavo Technologies

•	John Doolittle joins OpenText as its new chief financial officer

•	OpenText launches European data zone for on-demand cloud fax services

•	OpenText Content Suite was awarded SÄHKE2 certification for storage and enterprise content management solutions

•
OpenText’s 2014 Enterprise World user conference to be held November 9-14, 2014 at Walt Disney World Swan and Dolphin Resort in Lake Buena Vista, FL, features exciting product announcements focused on the cloud, highlighting customers’ total cost of ownership

•	Comedian and actor Martin Short headlines OpenText’s Enterprise World 2014

Dividend Program Highlights

Cash Dividend
As part of our quarterly, non cumulative cash dividend program the Board declared a quarterly cash dividend to holders of the Company's Common Shares of $0.1725. The record date for this dividend is November 21, 2014 and the payment date is December 12, 2014. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Summary of Quarterly Results
	Q1 FY15	Q4 FY14	Q1 FY14	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$453.8	$494.0	$324.5	(8.1)%		39.9%
GAAP-based gross margin	67.4%	69.1%	67.2%	(170)	bps	20	bps
GAAP-based operating margin	22.7%	21.8%	16.0%	90	bps	670	bps
GAAP-based EPS, diluted	$0.53	$0.72	$0.26	(26.4)%		103.8%
Non-GAAP-based gross margin (2)	71.6%	72.9%	73.9%	(130)	bps	(230)	bps
Non-GAAP-based operating margin (2)	34.3%	32.8%	30.6%	150	bps	370	bps
Non-GAAP-based EPS, diluted (2)	$0.97	$1.05	$0.69	(7.6)%		40.6%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/events.cfm .

A replay of the call will be available beginning October 22, 2014 at 7:00 p.m. ET through 11:59 p.m. on November 5, 2014 and can be accessed by dialing 1-800-319-6413 (toll-free) or +1-604-638-9010 (international) and using passcode 1469 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2015 on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial condition, results of operations and earnings, declaration of quarterly dividends, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; and (ix) the Company's financial condition and capital requirements.

The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products and services to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the final determination of litigation, tax audits and other legal proceedings; (viii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (ix) the continuous commitment of the Company's customers; and (x) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2014 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	September 30, 2014	June 30, 2014
	(unaudited)
ASSETS
Cash and cash equivalents	$492,486	$427,890
Accounts receivable trade, net of allowance for doubtful accounts of $4,535 as of September 30, 2014 and $4,499 as of June 30, 2014	239,762	292,929
Income taxes recoverable	12,372	24,648
Prepaid expenses and other current assets	47,498	42,053
Deferred tax assets	30,336	28,215
Total current assets	822,454	815,735
Property and equipment	151,573	142,261
Goodwill	1,940,082	1,963,557
Acquired intangible assets	681,229	725,318
Deferred tax assets	159,424	156,712
Other assets	54,819	52,041
Deferred charges	48,598	52,376
Long-term income taxes recoverable	10,701	10,638
Total assets	$3,868,880	$3,918,638
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$193,720	$231,954
Current portion of long-term debt	62,105	62,582
Deferred revenues	301,341	332,664
Income taxes payable	15,341	31,630
Deferred tax liabilities	944	1,053
Total current liabilities	573,451	659,883
Long-term liabilities:
Accrued liabilities	39,126	41,999
Deferred credits	16,382	17,529
Pension liability	61,682	60,300
Long-term debt	1,243,500	1,256,750
Deferred revenues	18,646	17,248
Long-term income taxes payable	163,749	162,131
Deferred tax liabilities	57,371	60,631
Total long-term liabilities	1,600,456	1,616,588
Shareholders' equity:
Share capital
122,034,461 and 121,758,432 Common Shares issued and outstanding at September 30, 2014 and June 30, 2014, respectively; Authorized Common Shares: unlimited	800,422	792,834
Additional paid-in capital	117,242	112,398
Accumulated other comprehensive income	36,216	39,449
Retained earnings	759,898	716,317
Treasury stock, at cost (763,278 shares at September 30, 2014 and June 30, 2014, respectively)	(19,132)	(19,132)
Total OpenText shareholders' equity	1,694,646	1,641,866
Non-controlling interests	327	301
Total shareholders' equity	1,694,973	1,642,167
Total liabilities and shareholders' equity	$3,868,880	$3,918,638

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended September 30,
	2014	2013
Revenues:
License	$58,615	$55,306
Cloud services	150,006	41,647
Customer support	183,906	168,440
Professional service and other	61,260	59,067
Total revenues	453,787	324,460
Cost of revenues:
License	3,088	3,036
Cloud services	57,996	14,265
Customer support	23,218	22,170
Professional service and other	45,361	45,435
Amortization of acquired technology-based intangible assets	18,206	21,530
Total cost of revenues	147,869	106,436
Gross profit	305,918	218,024
Operating expenses:
Research and development	44,742	40,216
Sales and marketing	80,099	69,413
General and administrative	35,756	28,886
Depreciation	12,242	6,458
Amortization of acquired customer-based intangible assets	25,884	17,277
Special charges	4,169	3,731
Total operating expenses	202,892	165,981
Income from operations	103,026	52,043
Other income (expense), net	(9,873)	1,926
Interest and other related expense, net	(11,099)	(4,385)
Income before income taxes	82,054	49,584
Provision for income taxes	17,402	18,954
Net income for the period	$64,652	$30,630
Net (income) loss attributable to non-controlling interests	(26)	—
Net income attributable to OpenText	$64,626	$30,630
Earnings per share—basic attributable to OpenText	$0.53	$0.26
Earnings per share—diluted attributable to OpenText	$0.53	$0.26
Weighted average number of Common Shares outstanding—basic	121,918	118,126
Weighted average number of Common Shares outstanding—diluted	122,861	118,756
Dividends declared per Common Share	$0.1725	$0.15

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended September 30,
	2014	2013
Net income for the period	$64,652	$30,630
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	3,105	241
Unrealized gain (loss) on cash flow hedges:
Unrealized gain (loss)	(2,900)	1,520
Loss reclassified into net income	53	584
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial gain (loss)	(3,118)	83
Amortization of actuarial loss into net income	121	73
Unrealized loss on marketable securities	(494)	—
Total other comprehensive income (loss), net, for the period	(3,233)	2,501
Total comprehensive income	61,419	33,131
Comprehensive income attributable to non-controlling interests	(26)	—
Total comprehensive income attributable to OpenText	$61,393	$33,131

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net income for the period	$64,652	$30,630
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	56,332	45,265
Share-based compensation expense	4,449	4,612
Excess tax benefits on share-based compensation expense	(395)	(73)
Pension expense	1,220	353
Amortization of debt issuance costs	1,143	525
Amortization of deferred charges and credits	2,631	2,967
Loss on sale and write down of property and equipment	—	21
Deferred taxes	(1,545)	(1,869)
Changes in operating assets and liabilities:
Accounts receivable	55,543	28,778
Prepaid expenses and other current assets	(149)	(3,432)
Income taxes	17,806	7,502
Deferred charges and credits	—	2,700
Accounts payable and accrued liabilities	(34,139)	(18,093)
Deferred revenue	(26,755)	(18,560)
Other assets	(2,262)	(1,402)
Net cash provided by operating activities	138,531	79,924
Cash flows from investing activities:
Additions of property and equipment	(30,235)	(8,315)
Purchase of Cordys Holding B.V., net of cash acquired	—	(30,588)
Purchase consideration for prior period acquisitions	(222)	(222)
Other investing activities	(7,374)	(1,500)
Net cash used in investing activities	(37,831)	(40,625)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	395	73
Proceeds from issuance of Common Shares	7,099	1,823
Repayment of long-term debt	(13,417)	(7,668)
Debt issuance costs	(183)	—
Payments of dividends to shareholders	(21,045)	(17,721)
Net cash used in financing activities	(27,151)	(23,493)
Foreign exchange gain (loss) on cash held in foreign currencies	(8,953)	4,896
Increase in cash and cash equivalents during the period	64,596	20,702
Cash and cash equivalents at beginning of the period	427,890	470,445
Cash and cash equivalents at end of the period	$492,486	$491,147

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges, and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges, share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2014. (In thousands except for per share amounts)
	Three Months Ended September 30, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$57,996		$(213)	(1)	$57,783
Customer support	23,218		(174)	(1)	23,044
Professional service and other	45,361		(263)	(1)	45,098
Amortization of acquired technology-based intangible assets	18,206		(18,206)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	305,918	67.4%	18,856	(3)	324,774	71.6%
Operating expenses
Research and development	44,742		(563)	(1)	44,179
Sales and marketing	80,099		(2,074)	(1)	78,025
General and administrative	35,756		(1,162)	(1)	34,594
Amortization of acquired customer-based intangible assets	25,884		(25,884)	(2)	—
Special charges	4,169		(4,169)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	103,026	22.7%	52,708	(5)	155,734	34.3%
Other income (expense), net	(9,873)		9,873	(6)	—
Provision for (recovery of) income taxes	17,402		8,606	(7)	26,008
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	64,626		53,975	(8)	118,601
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.53		$0.44	(8)	$0.97

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 21% and a Non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$118,601	$0.97
Less:
Amortization	44,090	0.36
Share-based compensation	4,449	0.04
Special charges	4,169	0.03
Other (income) expense, net	9,873	0.08
GAAP-based provision for (recovery of) income taxes	17,402	0.14
Non-GAAP-based provision for income taxes	(26,008)	(0.21)
GAAP-based net income, attributable to OpenText	$64,626	$0.53

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2014. (In thousands except for per share amounts)
	Three Months Ended June 30, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$55,780		$(197)	(1)	$55,583
Customer support	24,195		(207)	(1)	23,988
Professional service and other	51,041		(112)	(1)	50,929
Amortization of acquired technology-based intangible assets	18,205		(18,205)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	341,262	69.1%	18,721	(3)	359,983	72.9%
Operating expenses
Research and development	47,502		(450)	(1)	47,052
Sales and marketing	101,240		(1,112)	(1)	100,128
General and administrative	41,413		(2,121)	(1)	39,292
Amortization of acquired customer-based intangible assets	26,635		(26,635)	(2)	—
Special charges	5,413		(5,413)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	107,705	21.8%	54,452	(5)	162,157	32.8%
Other income (expense), net	1,103		(1,103)	(6)	—
Provision for (recovery of) income taxes	9,885		12,785	(7)	22,670
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	88,111		40,564	(8)	128,675
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.72		$0.33	(8)	$1.05

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 10% and a Non-GAAP-based tax rate of 15%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$128,675	$1.05
Less:
Amortization	44,840	0.37
Share-based compensation	4,199	0.03
Special charges	5,413	0.04
Other (income) expense, net	(1,103)	(0.01)
GAAP-based provision for (recovery of) income taxes	9,885	0.08
Non-GAAP-based provision for income taxes	(22,670)	(0.18)
GAAP-based net income, attributable to OpenText	$88,111	$0.72

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended September 30, 2013. (In thousands except for per share amounts)
	Three Months Ended September 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services	$14,265		$(38)	(1)	$14,227
Customer support	22,170		(97)	(1)	22,073
Professional service and other	45,435		(170)	(1)	45,265
Amortization of acquired technology-based intangible assets	21,530		(21,530)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	218,024	67.2%	21,835	(3)	239,859	73.9%
Operating expenses
Research and development	40,216		(728)	(1)	39,488
Sales and marketing	69,413		(2,353)	(1)	67,060
General and administrative	28,886		(1,226)	(1)	27,660
Amortization of acquired customer-based intangible assets	17,277		(17,277)	(2)	—
Special charges	3,731		(3,731)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	52,043	16.0%	47,150	(5)	99,193	30.6%
Other income (expense), net	1,926		(1,926)	(6)	—
Provision for (recovery of) income taxes	18,954		(5,681)	(7)	13,273
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	30,630		50,905	(8)	81,535
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.26		$0.43	(8)	$0.69

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 38% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2013
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$81,535	$0.69
Less:
Amortization	38,807	0.33
Share-based compensation	4,612	0.04
Special charges	3,731	0.03
Other (income) expense, net	(1,926)	(0.02)
GAAP-based provision for (recovery of) income taxes	18,954	0.16
Non-GAAP-based provision for income taxes	(13,273)	(0.11)
GAAP-based net income, attributable to OpenText	$30,630	$0.26

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months ended September 30, 2014 and 2013:

	Three Months Ended September 30, 2014		Three Months Ended September 30, 2013
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	25%	15%	27%	17%
GBP	9%	9%	8%	9%
CAD	5%	13%	5%	17%
USD	49%	45%	49%	42%
Other	12%	18%	11%	15%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Condensed Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and special charges.